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                          ESC STRATEGIC GROWTH FUND

                                a portfolio of
                          ESC STRATEGIC FUNDS, INC.

                        SUPPLEMENT DATED APRIL 7, 1997
                    TO PROSPECTUS DATED DECEMBER 10, 1996

     This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

     Effective immediately, the full amount of any sales charges applicable on sales of Class A shares and Class D shares of ESC Strategic Growth Fund will be applied as stated in the Fund's Prospectus. (The full reallowance of the sales charge to dealers, which was implemented effective February 10, 1997, is no longer in effect.)